                                                               EXECUTION VERSION

                                                                   Exhibit 10.16

                 SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT

            SECOND AMENDMENT AND WAIVER, dated as of December 28, 2004 (this "Second Amendment"), to the Credit Agreement, dated as of May 28, 2004 (as amended by the First Amendment, dated as of August 6, 2004, and as otherwise amended, supplemented or modified from time to time, the "Credit Agreement"), among ANR HOLDINGS, LLC, a Delaware limited liability company ("Holdings"), ALPHA NATURAL RESOURCES, LLC, a Delaware limited liability company (the "Borrower"), the LENDERS from time to time party thereto, CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as syndication agent (in such capacity, the "Syndication Agent"), UBS SECURITIES LLC, as documentation agent (in such capacity, the "Documentation Agent"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, UBS SECURITIES LLC and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers (in such capacities, collectively, the "Arrangers"), and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, and UBS SECURITIES LLC, as joint bookrunners (in such capacities, collectively, the "Bookrunners").

                              W I T N E S S E T H:

            WHEREAS, Holdings, the Borrower and the Administrative Agent, among others, are parties to the Credit Agreement;

            WHEREAS, Holdings and the Borrower have requested that the Lenders agree to amend certain provisions of the Credit Agreement and to waive certain Defaults as set forth in this Second Amendment; and

            WHEREAS, the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement and to waive certain Defaults thereunder on the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

            1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

            2. Amendment to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by adding the following words to the definition of "Net Cash Proceeds" immediately prior to the proviso in clause
(iii) thereof:

            "or which is secured by the proceeds of such Recovery Event as permitted by Section 6.02(p) and which is required to be repaid with such proceeds;"

            3. Amendment to Section 6.01 (Indebtedness). Section 6.01 of the Credit Agreement is hereby amended by adding the following clause (m) at the end of such Section:

            "and (m) Indebtedness relating to the financing of insurance policy premiums; provided that (i) such insurance is for the benefit of the Loan Parties and (ii) the aggregate principal amount of Indebtedness permitted by this Section 6.01(m) shall not exceed $25,000,000 at any time outstanding."

            4. Amendment to Section 6.02 (Liens). Section 6.02 of the Credit Agreement is hereby amended by adding the following clause (p) at the end of such Section:

            "and (p) Liens on insurance policy proceeds; provided that such Liens secure Indebtedness permitted by Section 6.01(m)."

            5. Waiver. The Required Lenders hereby waive for all periods from the Closing Date through the Second Amendment Effective Date (as defined below)
(i) the provisions of Section 6.02 of the Credit Agreement to the extent such provisions prohibit Liens securing the note payable to Cananwill Finance for the financing of certain insurance premiums as set forth on Schedule 6.01 and (ii) any Default or Event of Default that may have arisen by reason of the existence of such Liens.

            The waivers set forth in this Section 5 shall be effective only as to the matters set forth specifically herein and shall not entitle the Borrower to any other waiver or agreement with respect to any other matter.

            6. Representations and Warranties. In order to induce the other parties hereto to enter into this Second Amendment, Holdings and the Borrower represent and warrant to each other party hereto that, after giving effect to this Second Amendment (a) the representations and warranties set forth in each of the Loan Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date; provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this Second Amendment; and (b) no Event of Default or Default shall have occurred and be continuing.

            7. Conditions to Effectiveness of this Second Amendment. This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") on which:

            (a) The Administrative Agent shall have received duly executed and delivered counterparts of this Second Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders;

            (b) The Borrower shall have paid to the Administrative Agent all outstanding fees, costs and expenses owing to the Administrative Agent as of such date; and

            (c) The Administrative Agent shall have received such additional documentation as the Administrative Agent may reasonably require.

            8. Continuing Effect; No Other Amendments. Except as expressly set forth in this Second Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and each of Holdings and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose. This Second Amendment shall constitute a Loan Document.

            9. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution and delivery of this Second Amendment, and any other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of IntraLinks.

            10. Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Second Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of this Second Amendment by the Borrower, the Lenders party hereto and the Administrative Agent shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans.

            11. Effect of Amendment. On the Second Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that (a) this Second Amendment and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the "Obligations" (as defined in the Credit Agreement) under the Credit Agreement as in effect prior to the Second Amendment Effective Date; (b) such "Obligations" are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Second Amendment; and (c) the Liens and security interests as granted under the Security Documents securing payment of such "Obligations" are in all respects continuing and in full force and effect and secure the payment of the "Obligations".

            12. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [Signature Pages Follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                                 ANR HOLDINGS, LLC

                                                 By:    /s/ Michael J. Quillen
                                                     ---------------------------
                                                        Name: Michael J. Quillen
                                                        Title: President

                                                 ALPHA NATURAL RESOURCES, LLC

                                                 By: /s/ Michael J. Quillen
                                                     ---------------------------
                                                        Name: Michael J. Quillen
                                                        Title: President

                                                 CITICORP NORTH AMERICA, INC.,

                                                 as Administrative Agent

                                                 By:    /s/ Daniel J. Miller
                                                     ---------------------------
                                                        Name: Daniel J. Miller
                                                        Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF DECEMBER 27, 2004, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Second Amendment:

Name of Institution: Branch Banking and Trust Company

By: /s/ Hugh Ferguson
   ---------------------
Name: Hugh Ferguson
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF DECEMBER 28, 2004, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Second Amendment:

Name of Institution:

CITICORP NORTH AMERICA, INC.

By: /s/ Daniel J. Miller
    ---------------------
Name: Daniel J. Miller
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF DECEMBER 28, 2004, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Second Amendment:

Name of Institution:
Credit Suisse First Boston,
acting through it Cayman Islands Branch

By: /s/ Vanessa Gomez
    --------------------
Name: Vanessa Gomez
Title:  Associate

By: /s/ Thomas S. Hall
    --------------------
Name: Thomas S. Hall
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF DECEMBER 28, 2004, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Second Amendment:

Name of Institution: Madison Capital Funding, LLC

By: /s/ Craig Lacy
   ----------------------
Name: Craig Lacy
Title: Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF DECEMBER 28, 2004, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Second Amendment:

PNC Bank, National Association

By: /s/ Dale A. Stein
   ------------------
Name: Dale A. Stein
Title: Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF DECEMBER 28, 2004, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Second Amendment:

Name of Institution: UBS Loan Finance LLC

By: /s/ Barbara Ezell-McMichael
    -----------------------------------
Name: Barbara Ezell-McMichael
Title: Associate Director
       Banking Products Services US

By: /s/ Winslowe Ogbourne
    -----------------------------------
Name: Barbara Ezell-McMichael
Title: Associate Director
       Banking Products Services US